UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

July 27, 2001

Date of Report (Date of earliest event reported)

PEOPLES ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	1-5540	36-2642766
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

24th Floor, 130 East Randolph Drive, Chicago, Illinois	60601-6207
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(312) 240-4000

None

(Former name or former address, if changed since last report)

Item 5. Other Events

On July 27, 2001, Peoples Energy Corporation held a conference call to discuss third quarter 2001 results and its growth targets. A complete copy of the conference call script has been submitted in a separate Form 8-K. This Form 8-K contains only forward-looking information that was disclosed in the conference call question and answer session.

The company stated that, subject to market forces, it expects growth for its Midstream Services segment to be at a rate of 10% per year.

The company aims for 50% to 70% hedging of proved and developed oil and gas reserves and generally the company aims to hedge at the high end of that range.

The company reaffirmed its earnings range for fiscal 2002 of $3.40 to $3.50 per share.

The company stated that its long-term target regarding capitalization is to reduce the level of capitalization. The company stated that it will be project financing its Elwood Energy project and the proceeds from this project financing will be used to pay down debt. The company expects to see a change in the level of capitalization before the end of the year. The company's target level of capitalization over the next 18 to 24 months is 55% to 60% debt.

The forgoing contains statements that may be considered forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results could differ materially, because the realization of those results is subject to many uncertainties including:

  The future health of the U.S. and Illinois economies;
  The timing and extent of changes in energy commodity prices, including but not limited to the effect of unusually high gas prices on accounts receivable and the provision for uncollectible accounts, and interest rates;
  Litigation concerning North Shore Gas' liability for CERCLA response costs relating to a former mineral processing site in Denver, Colorado;
  Developments regarding Peoples Gas' and North Shore Gas' mercury investigation and remediation program;
  Regulatory developments in the U.S., or in Illinois and other states where the Company does business;
  Changes in the nature of the Company's competition resulting from industry consolidation, legislative change, regulatory change and other factors, as well as action taken by particular competitors;
  The Company's success in identifying diversified business segment projects on financially acceptable terms and generating earnings from projects in a reasonable time;
  The weather;
  Operating hazards, drilling risks and the inherent uncertainties in interpreting engineering data relating to underground accumulations of oil and gas; and
  The timing and extent of changes in interest rates.

Some of these uncertainties that may affect future results are discussed in more detail under the captions "Competition," "Sales and Rates," "State Legislation and Regulation," "Federal Legislation and Regulation," "Environmental Matters," and "Current Gas Supply" in "Item 1 -- Business" of the Company's Annual Report on Form 10-K. All forward-looking statements included in this Form 8-K are based upon information presently available, and the Company assumes no obligation to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES ENERGY CORPORATION
(Registrant)

August 2, 2001	By: /s/ J. M. LUEBBERS
(Date)	J. M. Luebbers
Vice President, Chief Financial Officer and Controller